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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              --------------------


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 4, 2004


                        THE MERIDIAN RESOURCE CORPORATION
             (Exact Name of Registrant As Specified In Its Charter)


                 TEXAS                                  1-10671                              76-0319553
     (State or Other Jurisdiction                (Commission File No.)                    (I.R.S. Employer
           of Incorporation)                                                             Identification No.)


                         1401 ENCLAVE PARKWAY, SUITE 300
                              HOUSTON, TEXAS 77077
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                  281-597-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On August 4, 2004, The Meridian Resource Corporation (the "Company") issued a press release announcing the closing of the previously announced offering of 13,800,000 shares of its common stock at $7.25 per share, including the full exercise of the underwriters' over-allotment option. Settlement of the shares issued in the offering occurred August 4, 2004 as a condition to closing on August 3, 2004 was not satisfied until after the close of market. A portion of the proceeds from the offering was used to repurchase all of the 7,082,030 shares of the Company's common stock beneficially owned by Shell Oil Company. A copy of the press release is attached to this report as Exhibit 99.1 and is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

EXHIBIT NO.        DESCRIPTION
-----------        -----------

1.1                Underwriting Agreement, dated July 28, 2004, between Friedman, Billings, Ramsey & Co. Inc., as
                   Representative of the several Underwriters, and The Meridian Resource Corporation

5.1                Opinion of Fulbright & Jaworski L.L.P.

10.1               Stock Purchase Agreement, dated July 21, 2004, between The Meridian Resource Corporation and
                   SWEPI LP, a Delaware limited partnership

99.1               Press release of Meridian, dated August 4, 2004, regarding closing of public offering.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              THE MERIDIAN RESOURCE CORPORATION
                              (Registrant)


                              /s/ LLOYD V. DELANO
                              --------------------------------------------------
                              Lloyd V. DeLano
                              Senior Vice President and Chief Accounting Officer




Date:  August 4, 2004


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                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        -----------

1.1                Underwriting Agreement, dated July 28, 2004, between Friedman, Billings, Ramsey & Co. Inc., as
                   Representative of the several Underwriters, and The Meridian Resource Corporation

5.1                Opinion of Fulbright & Jaworski L.L.P.

10.1               Stock Purchase Agreement, dated July 21, 2004, between The Meridian Resource Corporation and
                   SWEPI LP, a Delaware limited partnership

99.1               Press release of Meridian, dated August 4, 2004, regarding closing of public offering.